UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 23, 2008

TRIAN ACQUISITION I CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33920	26-1252334
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

280 Park Avenue, 41st Floor
New York, New York 10017
(Address of principal executive offices)

(212) 451-3000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into Material Definitive Agreement.

          On January 29, 2008, Trian Acquisition I Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 92,000,000 units (the “Units”) (including 12,000,000 Units sold pursuant to the underwriters’ over-allotment option), each Unit consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), and one warrant (the “Warrant”) to purchase one share of Common Stock, pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-147094) (the “Registration Statement”). In connection with the IPO, the Company entered into various agreements, including an underwriting agreement, a warrant agreement, a unit subscription agreement, an investment management trust agreement, a registration rights agreement, a co-investment unit subscription agreement, letter agreements with directors, officers and certain security holders, letter agreements with Trian Acquisition I, LLC (the “Sponsor”) and Trian Fund Management, L.P. (“Trian Fund Management”), an administrative services agreement and certain amendments to the foregoing agreements. The purpose of this Current Report on Form 8-K is to disclose such agreements in accordance with Form 8-K and to file such agreements, as executed in connection with the IPO. The below is a summary of the material provisions of these agreements. These summaries are qualified in their entirety by and should be read in conjunction with the fully executed agreements, which are attached hereto and incorporated by reference herein.

Underwriting Agreement

          On January 23, 2008, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. and Merrill Lynch & Co., as representatives of the underwriters (collectively, the “Underwriters”), relating to the sale of the Units in the IPO. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein in its entirety.

          Pursuant to the terms of the Underwriting Agreement, the Company sold the Units on January 29, 2008 at a purchase price of $10.00 per Unit. The net proceeds from the sale of the Units (after the payment of discounts and commissions to the Underwriters and offering expenses) plus the Underwriters’ deferred discount of $0.324 per Unit were placed into a trust account (the “Trust Account”) to be maintained by Wilmington Trust Company, as trustee. Such amounts will be released to the Company upon the earlier to occur of the consummation of a business combination with one or more target businesses (a “Business Combination”) or the Company’s dissolution and liquidation, as described in the Registration Statement and the Company’s Certificate of Incorporation (as defined below). The Underwriters’ deferred discount deposited into the Trust Account will be payable to the Underwriters only upon consummation of a Business Combination, and will be reduced pro ratably to the extent public stockholders exercise conversion rights.

          Pursuant to the terms of the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 12,000,000

Units to cover over-allotments. This option was exercised in full on January 24, 2008, and the closing of the sale of the over-allotment Units occurred simultaneously with the closing of the IPO on January 29, 2008.

          The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Second Amended and Restated Warrant Agreement

          On January 23, 2008, in connection with the pricing of its IPO, the Company entered into the Second Amended and Restated Warrant Agreement (the “Amended Warrant Agreement”) with American Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), to provide for the terms of the Warrants underlying the Units to be issued in the IPO, the Sponsor Warrants and the Warrants underlying any Co-Investment Units (as defined below) issued to Trian Partners (as defined below). The Amended Warrant Agreement also provides for the terms upon which the Warrants of the Company will be issued and exercised and the respective rights, limitation of rights and immunities of the Company, the Warrant Agent and the holders of the Warrants. Pursuant to the Amended Warrant Agreement, the Warrants may be exercised at an initial exercise price of $7.00. The Amended Warrant Agreement is attached hereto as Exhibit 4.1 and incorporated by reference herein in its entirety.

Amendment to Second Amended and Restated Warrant Agreement

          On January 23, 2008, the Company entered into an amendment to the Amended Warrant Agreement (the “Warrant Agreement Amendment”) to provide for an adjustment to the number of the Warrants underlying the Sponsor Units (as defined below) and the number of Warrants held separately by the Sponsor to correspond to a dividend of 0.06667 shares of Common Stock per share of Common Stock issued and outstanding that was declared on January 23, 2008 (the “Stock Dividend”), so that the Company’s security holders immediately prior to the IPO would own 20% of the Company’s issued and outstanding units (or their equivalent in shares of Common Stock and Warrants) immediately following the IPO. The Warrant Agreement Amendment is attached hereto as Exhibit 4.2 and incorporated by reference herein in its entirety.

Amendment to Unit Subscription Agreement

          On January 23, 2008, the Company entered into an amendment to the Unit Subscription Agreement dated as of October 29, 2007 between the Company and the Sponsor (the “Subscription Agreement Amendment”) to provide for an adjustment to the number of Sponsor Units that would be redeemable by the Company if the Underwriters did not exercise their over-allotment option in full to correspond to the Stock Dividend. The Subscription Agreement Amendment is attached hereto as Exhibit 4.3 and incorporated by reference herein in its entirety.

Investment Management Trust Agreement

          On January 23, 2008, the Company entered into an Investment Management Trust Agreement (the “Trust Agreement”) with Wilmington Trust Company (“WTC”), as trustee. The Trust Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein in its entirety.

          Pursuant to the Trust Agreement, the net proceeds from the sale of the Units (after the payment of discounts and commissions to the Underwriters, working capital and offering expenses) plus the Underwriters’ deferred discount of $0.324 per Unit and the proceeds from the sale of 10,000,000 Warrants (the “Sponsor Warrants”) to the Sponsor at a purchase price of $1.00 per Warrant that occurred immediately prior to the closing of the IPO (the “Private Placement”) were placed into the Trust Account. The net proceeds of the IPO and the Private Placement will be released to the Company upon the earlier to occur of the consummation of a Business Combination or the Company’s dissolution and liquidation, as described in the Registration Statement and the Company’s Certificate of Incorporation, except that the Company shall be permitted to draw from the interest income earned on the Trust Account taxes payable on the interest income and up to $9,500,000 to fund the Company’s working capital requirements. The portion of the Underwriters’ deferred discount deposited into the Trust Account will be payable to the Underwriters only upon consummation of a Business Combination, and will be reduced pro ratably to the extent public stockholders exercise conversion rights.

Registration Rights Agreement

          On January 29, 2008, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Sponsor, Trian Fund Management and certain stockholders, including officers and directors. The Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein in its entirety.

          The holders of the initial 23,000,000 units issued to the Sponsor to capitalize the Company (the “Sponsor Units”), the Co-Investment Units (and the Common Stock and Warrants comprising such Units and the Common Stock issuable upon exercise of such Warrants), the Sponsor Warrants (and the Common Stock issuable upon exercise of such Warrants) and any shares of Common Stock purchased by Trian Partners pursuant to the Purchase Commitment (as defined below) will be entitled to four demand registration rights (one of which is reserved for Trian Partners), unlimited “piggy-back” registration rights and unlimited S-3 registration rights commencing after the consummation of a Business Combination, in the case of the Sponsor Warrants, and 180 days after the consummation of a Business Combination, in the case of the Sponsor Units, the Co-Investment Units and the shares of Common Stock purchased by Trian Partners pursuant to the Purchase Commitment.

Co-Investment Unit Subscription Agreement

          On January 29, 2008, the Company entered into a Co-Investment Unit Subscription Agreement (the “Co-Investment Agreement”) with Trian Fund Management, pursuant to which Trian Fund Management has agreed to purchase (or cause one or more of its affiliates and the funds and accounts it and its affiliates manage (collectively, together with Trian Fund Management, “Trian Partners”) to purchase) up to $75,000,000 of Units (the “Co-Investment Units”) from the Company immediately prior to the consummation of a Business Combination (the “Purchase Commitment”). The amount to be purchased will be reduced to the extent that Trian Fund Management and/or one or more other Trian Partners entities purchases shares of Common Stock in the open market pursuant to a 10b5-1 plan as described in the Registration Statement. The proceeds of the sale of the Co-Investment Units will not be deposited into the Trust Account and will not be available for distribution to the public stockholders upon conversion of any shares held by such public stockholders. The Co-Investment Agreement prohibits Trian Fund Management and other Trian Partners entities from selling or transferring any Co-Investment Units (including the securities underlying or issuable upon exercise of such securities), subject to certain exceptions, until 180 days after the consummation of a Business Combination. The Co-Investment Agreement is attached hereto as Exhibit 10.3 and is incorporated by reference herein in its entirety.

Management Letter Agreements

          Pursuant to the letter agreements (the “Management Letter Agreements”), dated as of January 23, 2008, among the Company, the Underwriters and each of the Company’s officers and management directors, the officers and management directors agreed:

          (i) not to transfer, assign or sell any of the Sponsor Units or any of the Common Stock or Warrants included in such Units (including the Common Stock issuable upon exercise of such Warrants) for a period of 180 days from the date of consummation of a Business Combination, other than to certain permitted transferees;

          (ii) in connection with any vote of the stockholders of the Company on a proposed Business Combination or a proposed extension of the time period within which the Company must consummate a Business Combination, to vote any shares of Common Stock included in (or previously part of) the Sponsor Units in accordance with the majority of the votes cast by the public stockholders;

          (iii) in connection with the approval of a Business Combination, to vote any such shares in favor of an amendment to the Company’s Certificate of Incorporation to provide for the Company’s perpetual existence; and

          (iv) to waive claims to the Trust Account in respect of any shares of Common Stock included in (or that were formerly part of) the Sponsor Units.

          The Management Letter Agreements also require officers and management directors to present to the Company for consideration, prior to presentation to any other entity, any Business Combination opportunity involving the potential acquisition by the Company of a controlling interest in a company that is not publicly traded with an enterprise value of between $800 million and $3.2 billion, subject to certain exceptions for existing or future fiduciary duties or contractual obligations. In addition, the Management Letter Agreements prohibit officers and management directors from (A) receiving compensation for any services they render in order to effectuate the consummation of a Business Combination, subject to certain exceptions, and (B) taking any action to amend certain provisions of the Certificate of Incorporation without the affirmative vote of at least 95% of the Company’s outstanding shares of Common Stock.

          The Management Letter Agreements are attached hereto as Exhibit 10.4 and incorporated by reference herein in their entirety.

Independent Director Letter Agreements

          Pursuant to the letter agreements (the “Independent Director Letter Agreements”), dated as of January 23, 2008, among the Company, the Underwriters and each of the Company’s independent directors, the independent directors agreed to comply with terms substantially similar to those included in the Management Letter Agreements, with the exception of the obligation to present Business Combination opportunities to the Company. The Independent Director Letter Agreements are attached hereto as Exhibit 10.5 and incorporated by reference herein in their entirety.

Stockholder Letter Agreements

          Pursuant to the letter agreements (the “Stockholder Letter Agreements”), dated as of January 23, 2008, among the Company, the Underwriters and each of the Company’s stockholders prior to the IPO (other than the officers and directors), such stockholders agreed to comply with terms substantially similar to those included in the Management Letter Agreements, with the exception of the obligation to present Business Combination opportunities to the Company and the prohibition on amending the Certificate of Incorporation. The Stockholder Letter Agreements are attached hereto as Exhibit 10.6 and incorporated by reference herein in their entirety.

Sponsor Letter Agreement

          Pursuant to a letter agreement (the “Sponsor Letter Agreement”), dated as of January 23, 2008, among the Company, the Underwriters and the Sponsor, the Sponsor agreed to comply with terms substantially similar to those included in the Management Letter Agreements, with the exception of the obligation to present Business Combination opportunities to the Company and the prohibition on amending the Certificate of Incorporation. The Sponsor Letter Agreement is attached hereto as Exhibit 10.7 and incorporated by reference herein in its entirety.

Trian Fund Management Letter Agreement

          Pursuant to a letter agreement (the “Trian Fund Management Agreement”), dated as of January 23, 2008, among the Company, the Underwriters and Trian Fund

Management, Trian Fund Management agreed to comply with terms substantially similar to those included in the Management Letter Agreements (with the transfer restrictions applying to the securities purchased pursuant to the Purchase Commitment), with the exception of the obligation to present Business Combination opportunities to the Company, the waiver of claims against the Trust Account and the prohibition on amending the Certificate of Incorporation. In addition, Trian Fund Management has agreed to ensure that the Trust Account is not reduced by certain claims. The Trian Fund Management Agreement is attached hereto as Exhibit 10.8 and incorporated by reference herein in its entirety.

Administrative Services Agreement

          On January 23, 2008, the Company entered into an Administrative Services Agreement (the “Services Agreement”) with Trian Fund Management, pursuant to which it will pay Trian Fund Management $10,000 a month for general and administrative services including office space and administrative, technology and secretarial services. Services under the Services Agreement will terminate upon the earlier of (i) the consummation of a Business Combination and (ii) the liquidation of the Company. The Services Agreement is attached hereto as Exhibit 10.9 and incorporated by reference herein in its entirety.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          In connection with the IPO, we amended and restated our certificate of incorporation (the “Certificate of Incorporation”), effective January 28, 2008, and our bylaws (the “Amended and Restated By-laws”), effective January 28, 2008. Below is a summary of the material provisions of these documents, as amended. These summaries are qualified in their entirety by and should be read in conjunction with the Certificate of Incorporation and Amended and Restated By-laws attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Certificate of Incorporation

          The Certificate of Incorporation authorizes the issuance of up to 500,000,000 shares of Common Stock, and 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

          The Certificate of Incorporation also sets forth certain requirements and restrictions relating to the IPO that apply to the Company until the consummation of its Business Combination. Specifically, the Certificate of Incorporation provides, among other things, that:

  A certain amount of the IPO proceeds be placed into the Trust Account, which proceeds may not be disbursed from the Trust Account except (i) in connection with or following a Business Combination, (ii) for the payment to holders exercising their conversion rights, (iii) for the payment of taxes in respect of the Trust Account, (iv) to the extent of $9,500,000 of income earned that may be disbursed to the Company for working capital purposes or (v) upon the Company’s dissolution and liquidation and to the extent of $75,000 of income earned to pay the Company’s expenses of liquidation and dissolution, if necessary;

  The Company will submit any proposed Business Combination to its stockholders for approval prior to consummating the Business Combination, even if the nature of the transaction is such as would not ordinarily require stockholder approval under applicable state law;

  The Company will submit any proposed amendment to the Certificate of Incorporation to extend the time period within which the Company must consummate a Business Combination to its stockholders for approval prior to giving effect to any such extension;

  The Company’s public stockholders will have the right to convert their shares of Common Stock into cash in accordance with the conversion rights described in the Registration Statement (subject to the limitation on conversion rights of stockholders or “groups” holding more than 10% of the shares included in the Units being sold in the IPO);

  The Company will consummate a Business Combination only if it has a fair market value equal to at least 80% of the Company’s net assets held in the Trust Account (net of taxes and amounts disbursed to the Company for working capital purposes and excluding the amount of the Underwriters’ deferred discount held in the Trust Account) at the time of the Business Combination;

  The Company may not consummate any business combination, merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar transaction prior to the consummation of a transaction that satisfies the conditions of the Company’s Business Combination;

  The Company will consummate a Business Combination only if (i) the Business Combination is approved by a majority of votes cast by its public stockholders at a duly held stockholders meeting, (ii) an amendment to the Certificate of Incorporation to provide for the Company’s perpetual existence is approved by holders of a majority of the outstanding shares of Common Stock and (iii) conversion rights have been exercised with respect to less than 40% of the shares of Common Stock issued in the IPO, on a cumulative basis (including the shares as to which conversion rights were exercised in connection with a stockholder vote, if any, to approve an extension of the time period within which the Company must consummate a Business Combination and the stockholder vote to approve the Business Combination); and

  If the Company does not consummate a Business Combination within 24 months (or up to 30 months if its stockholders approve an extension) after the date of the prospectus that forms a part of the Registration Statement, the Company’s corporate purposes and powers will immediately thereupon be limited to acts and activities related to liquidating and winding up its affairs, including liquidation, and the Company will not be able to engage in any other business activities.

          The Certificate of Incorporation also provides that the above-referenced requirements and restrictions may only be amended prior to consummation of a Business Combination with the affirmative vote of at least 95% of the outstanding shares of Common Stock.

          In addition, the Certificate of Incorporation includes, among others:

  Provisions establishing a board of directors that is divided into three classes with staggered terms;

  Provisions permitting the removal of directors only for cause and with a 66 2/3% stockholder vote;

  Provisions requiring a 66 2/3% stockholder vote for the amendment of certain provisions of the Company’s Certificate of Incorporation and for the adoption, amendment and repeal of the Company’s Amended and Restated By-laws;

  Provisions barring stockholders from calling a special meeting of stockholders or requiring one to be called; and

  Elimination of the right of the Company’s stockholders to act by written consent.

Amended and Restated Bylaws

          The Amended and Restated By-laws contain provisions that include, among others, provisions relating to the number and election of directors, the appointment of directors upon an increase in the number of directors or vacancy and provisions prescribing advance notice procedures for stockholders’ nominations of directors and proposals for consideration at meetings of stockholders.

Item 8.01     Other Events.

          In connection with the IPO, the Company established an Audit Committee and Nominating and Corporate Governance Committee. The Company also adopted a Code of Conduct and Ethics. A summary of the Committee Charters and Code of Conduct and Ethics is set forth below. These summaries are qualified in their entirety by and should be read in conjunction with the applicable committee charter or the code of ethics, each of which is attached hereto and incorporated by reference herein.

Audit Committee Charter

          The Audit Committee’s duties, which are specified in the Audit Committee Charter, include, but are not limited to:

  reviewing and discussing with management and the independent auditor the annual audited financial statements and recommending to the board whether the audited financial statements should be included in the Company’s Form 10-K;

  discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

  discussing with management major risk assessment and risk management policies;

  monitoring the independence of the independent auditor;

  verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

  reviewing and approving all related-party transactions;

  inquiring and discussing with management the Company’s compliance with applicable laws and regulations;

  pre-approving all audit services and permitted non-audit services to be performed by the Company’s independent auditor, including the fees and terms of the services to be performed;

  appointing or replacing the independent auditor;

  determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

  establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

          The Audit Committee is also responsible for monitoring compliance on a quarterly basis with the terms relating to the IPO. If any noncompliance is identified, then the Audit Committee is responsible for immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the IPO.

          The Audit Committee Charter is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Nominating and Corporate Governance Committee

          The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Company’s board of directors. The Nominating and Corporate Governance Committee considers persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees are specified in the Nominating and Corporate Governance Committee Charter, and generally provide that persons to be nominated:

  should have demonstrated notable or significant achievements in business, education or public service;

  should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

  should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

          The Nominating and Corporate Governance Committee Charter is attached hereto as Exhibit 99.2 and is incorporated by reference herein in its entirety.

Code of Conduct and Ethics

          In connection with the IPO, the Company has also adopted a Code of Conduct and Ethics that applies to its officers, directors and employees. The Code of Conduct and Ethics is attached hereto as Exhibit 14 and is incorporated by reference herein in its entirety.

Stock Dividend

          On January 23, 2008, the Company declared a dividend of 0.06667 shares of Common Stock per share of Common Stock issued and outstanding as of such date.

Press Release

          On January 29, 2008, the Company issued a press release announcing the closing of the IPO and the exercise of the Underwriters’ over-allotment option. The press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 23, 2008, among Trian
Acquisition I Corp. and Deutsche Bank Securities Inc. and Merrill
Lynch & Co., as representatives of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated By-laws.

4.1	Second Amended and Restated Warrant Agreement, dated as of
January 23, 2008, between Trian Acquisition I Corp. and American
Stock Transfer & Trust Company, as warrant agent.

4.2	Amendment to Second Amended and Restated Warrant Agreement,
dated as of January 23, 2008, between Trian Acquisition I Corp. and
American Stock Transfer & Trust Company, as warrant agent.

4.3	Amendment to Unit Subscription Agreement, dated as of January 23,
2008, between Trian Acquisition I Corp. and Trian Acquisition I,
LLC.

10.1	Investment Management Trust Agreement, dated as of January 23,
2008, between Trian Acquisition I Corp. and Wilmington Trust
Company, as trustee.

10.2	Registration Rights Agreement, dated January 29, 2008, among Trian
Acquisition I Corp., Trian Acquisition I, LLC, Trian Fund
Management, L.P. and certain stockholders.

10.3	Co-Investment Unit Subscription Agreement, dated January 29,
2008, between Trian Acquisition I Corp. and Trian Fund
Management, L.P.

10.4	Letter Agreement, dated as of January 23, 2008, among Trian
Acquisition I Corp., the Underwriters and each of the officers and management directors.

10.5	Letter Agreement, dated as of January 23, 2008, among Trian
Acquisition I Corp., the Underwriters and each of the independent directors.

10.6	Letter Agreement, dated as of January 23, 2008, among Trian
Acquisition I Corp., the Underwriters and each stockholder (who is not also a director or officer).

10.7	Letter Agreement, dated as of January 23, 2008, among Trian

Acquisition I Corp., the Underwriters and Trian Acquisition I, LLC.

10.8	Letter Agreement, dated as of January 23, 2008, among Trian
Acquisition I Corp., the Underwriters and Trian Fund Management,
L.P.

10.9	Letter Agreement, dated as of January 23, 2008, between Trian
Acquisition I Corp. and Trian Acquisition I, LLC providing for administrative services.

14	Code of Conduct and Ethics.

99.1	Audit Committee Charter.

99.2	Nominating and Corporate Governance Committee Charter.

99.3	Press Release of Trian Acquisition I Corp., dated January 29, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIAN ACQUISITION I CORP.

By:	/s/ David I. Mossé
Name:	David I. Mossé
Title:	General Counsel, Secretary and
Chief Compliance Officer

Dated: January 29, 2008

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 23, 2008, among Trian
Acquisition I Corp. and Deutsche Bank Securities Inc. and Merrill
Lynch & Co., as representatives of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated By-laws.

4.1	Second Amended and Restated Warrant Agreement, dated as of
January 23, 2008, between Trian Acquisition I Corp. and American
Stock Transfer & Trust Company, as warrant agent.

4.2	Amendment to Second Amended and Restated Warrant Agreement,
dated as of January 23, 2008, between Trian Acquisition I Corp. and
American Stock Transfer & Trust Company, as warrant agent.

4.3	Amendment to Unit Subscription Agreement, dated as of January 23,
2008, between Trian Acquisition I Corp. and Trian Acquisition I,
LLC.

10.1	Investment Management Trust Agreement, dated as of January 23,
2008, between Trian Acquisition I Corp. and Wilmington Trust
Company, as trustee.

10.2	Registration Rights Agreement, dated January 29, 2008, among Trian
Acquisition I Corp., Trian Acquisition I, LLC, Trian Fund
Management, L.P. and certain stockholders.

10.3	Co-Investment Unit Subscription Agreement, dated January 29,
2008, between Trian Acquisition I Corp. and Trian Fund
Management, L.P.

10.4	Letter Agreement, dated as of January 23, 2008, among Trian
Acquisition I Corp., the Underwriters and each of the officers and management directors.

10.5	Letter Agreement, dated as of January 23, 2008, among Trian
Acquisition I Corp., the Underwriters and each of the independent directors.

10.6	Letter Agreement, dated as of January 23, 2008, among Trian
Acquisition I Corp., the Underwriters and each stockholder (who is not also a director or officer).

10.7	Letter Agreement, dated as of January 23, 2008, among Trian
Acquisition I Corp., the Underwriters and Trian Acquisition I, LLC.

10.8	Letter Agreement, dated as of January 23, 2008, among Trian
Acquisition I Corp., the Underwriters and Trian Fund Management,
L.P.

10.9	Letter Agreement, dated as of January 23, 2008, between Trian
Acquisition I Corp. and Trian Acquisition I, LLC providing for administrative services.

14	Code of Conduct and Ethics.

99.1	Audit Committee Charter.

99.2	Nominating and Corporate Governance Committee Charter.

99.3	Press Release of Trian Acquisition I Corp., dated January 29, 2008.